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                                                                    EXHIBIT 10.6

                             ASSUMPTION AGREEMENT


     This Assumption made and entered into as of January 22, 1997 by and among Inland Steel Industries, Inc., a Delaware corporation ("Inland"), Ryerson Tull, Inc., a Delaware corporation ("Ryerson Tull"), and Carl G. Lusted ("Lusted"), presently residing at 199 Lakewood Circle, Burr Ridge, Illinois 60121.

     WHEREAS, Lusted and Inland entered into an agreement on June 27, 1990 relating to certain terms of Lusted's employment with Inland and its subsidiaries (the "Employment Agreement");

     WHEREAS, Inland subsequently sold a portion of the stock of Ryerson Tull to the public;

     WHEREAS, Inland, Ryerson Tull and Lusted desire to assure that each of them receives the full benefit of the Agreement.

     THE PARTIES hereto agree, in consideration of the premises, the mutual agreements herein set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, as follows:

     1. Ryerson Tull hereby assumes primary responsibility for performing each and every remaining obligation of Inland pursuant to the Agreement.

     2. The parties hereby agree that the term Inland as used in the Agreement shall mean Ryerson Tull.

     3. Inland will continue to be responsible for every obligation agreed to by it pursuant to the Agreement only to the extent any such obligation is not fully performed by Ryerson Tull.

     4. Lusted will rely on Ryerson Tull as the primary obligor under the Agreement, and will hold Inland responsible for obligations imposed by the Agreement only if and when Ryerson Tull has


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refused or failed to perform such obligations.

     IN WITNESS WHEREOF, the parties have signed this Assumption Agreement as of the date first above written.



                                           Carl G. Lusted
                                     -------------------------------------------
                                           Carl G. Lusted



                                     RYERSON TULL, INC.

                                     By:     Neil S. Novich
                                        ----------------------------------------
                                     Name:  Neil S. Novich
                                     Its:  President and Chief Executive Officer



                                     INLAND STEEL INDUSTRIES, INC.

                                     By:     Robert J. Darnall
                                        ----------------------------------------
                                     Name:  Robert J. Darnall
                                     Its:  Chairman and Chief Executive Officer